SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 29, 2003
                              (SEPTEMBER 25, 2003)

                         COMMISSION FILE NUMBER 0-25356

                            ------------------------

                                   P-COM, INC.
             (Exact Name of Registrant as Specified in its Charter)

             DELAWARE                                  77-0289371
 (State or Other Jurisdiction of          (I.R.S. Employer Identification No.)
  Incorporation or Organization)

                          3175 S. WINCHESTER BOULEVARD
                               CAMPBELL, CA 95008
                                 (408) 866-3666

       (Address, Including Zip Code, and Telephone Number, Including Area
               Code, of Registrant's Principal Executive Offices)

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



Item 5.  Other Events.

On September 25, 2003, P-Com issued a press release announcing the renewal of its credit facility with Silicon Valley Bank for an additional year. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

         Exhibit 99.1 News Release of P-Com, Inc., dated September 25, 2003, to report the renewal of P-Com's credit facility with Silicon Valley Bank for an additional year.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       P-COM, INC.

                                       By: /s/ Sam Smookler
                                         -----------------------------
                                         Sam Smookler
                                         President and Chief Executive Officer


Date: September 29, 2003